EXECUTION VERSION SECOND AMENDMENT TO COMPANY NAME AFFIX AND TRADEMARK LICENSE AGREEMENT This SECOND AMENDMENT TO COMPANY NAME AFFIX AND TRADEMARK LICENSE AGREEMENT (this “Second Amendment”), is dated as of October 27, 2021, by and between Siemens Aktiengesellschaft, with registered seats in Berlin and Munich, Federal Republic of Germany (“Siemens”) and Fluence Energy, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Licensee”). Siemens and the Licensee may herein collectively be referred to as the “Parties” WHEREAS, Siemens and Licensee are parties to that certain Company Name Affix and Trademark License Agreement, dated on or about July 9, 2017, which was amended by that certain Amendment to Company Name Affix and Trademark License Agreement, dated on or about June 9th, 2021 (collectively, the “Trademark License Agreement”); WHEREAS, Siemens Industry, Inc., a Delaware corporation and affiliate of Siemens (“SII”), Licensee, and certain other parties are entering into a series of transaction in connection with the formation of Fluence Energy, Inc., a Delaware corporation (“Issuer”) to serve as the vehicle through which the public will own indirect interests in Licensee through an initial public offering (the “IPO”); WHEREAS, in connection with the IPO, the Parties desire to further amend the Trademark License Agreement as set forth in this Second Amendment, with such Second Amendment to take effect as of the Effective Date (as defined in Section 3 hereof), without any further action necessary on the part of the Parties; and WHEREAS, this Second Amendment is duly made by the Parties pursuant to Section 17.2 of the Trademark License Agreement. NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements set forth in this Second Amendment, and subject to the terms and conditions set forth in this Second Amendment, the Parties agree as follows: 1. Capitalized Terms. Capitalized terms used and not otherwise defined in this Second Amendment shall have the respective meanings ascribed to them in the Trademark License Agreement. 2. Amendments. The Parties agree to amend the Trademark License Agreement as follows: (a) Definitions. Article 1 of the Trademark Agreement is hereby amended to add the following definitions: “AES” shall mean AES Grid Stability, LLC, a Delaware limited liability company. Exhibit 10.25

2 “Affiliate” shall mean, at any time, and with respect to any Person or group of Persons, a Person that at such time directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with such Person or group of Persons. No Person shall be considered an Affiliate of another Person or under the Control of such other Person so long as (i) it is owned less than 50% by such other Person, (ii) such other Person has no capacity to elect or appoint the majority of the board of directors or similar governing body of the subject Person, (iii) such other Person does not consolidate the subject Person in its financial reporting and (iv) there is no other management or services agreement pursuant to which such other Person exerts control over the subject Person. With respect to Siemens, none of Gamesa Corporación Technológica S.A., Siemens Healthineers AG nor any of their respective Subsidiaries shall be considered an Affiliate of Siemens. “Control” shall mean, with respect to the relationship between two or more Persons, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, as trustee or executor, by contract or otherwise. The terms “Controlled” or “under common Control with” have correlative meanings “Person” shall mean any natural person, corporation, partnership, joint venture, trust, estate, unincorporated association, limited liability company or any other entity (whether or not having separate legal personality), and shall include any successor (by merger or otherwise) of such entity “Shares” shall mean (i) the Class A Common Stock of the Issuer, calculated on a fully diluted basis and assuming that all options, warrants and any other rights to purchase shares of Class A Common Stock of the Issuer have been exercised in full, including, for sake of clarity, the Underlying Class A Shares plus (ii) any other equity securities now or hereafter issued by the Issuer, together with any options thereon and any other shares of stock or other equity securities issued or issuable with respect thereto (whether by way of a stock dividend, stock split or in exchange for or in replacement or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization); provided, however, that in no event shall the Shares include the Class B Common Stock of the Issuer. “Third Party” shall mean any Person other than SII and its Affiliates or AES and its Affiliates. “Underlying Class A Shares” shall mean all shares of Class A Common Stock of the Issuer issuable upon redemption of Common Units of the Licensee, assuming all such Common Units are redeemed for Class A Common Stock of the Issuer on a one for one basis

3 “Voting Power” shall mean the total voting power of all Shares entitled to vote generally in the election of directors (for clarity, on a basis that assumes that all Common Units of Licensee have been redeemed for shares of Class A Common Stock of the Issuer on a one for one basis and that there are no shares of Class B Common Stock of the Issuer outstanding). (b) Termination. Section 12.2 of the Trademark License Agreement is hereby amended and restated in its entirety as follows: “12.2 During the period commencing on the Effective Date and ending on January 1, 2024 (the “Lock-up Period”), Siemens may terminate this Agreement only in the event of one of the following (each, a “Termination Event”), in each case with immediate effect by giving written notice thereof to Licensee: (i) for cause as set forth in 12.3 below, (ii) if at any time, the then outstanding Voting Power represented by the Shares held collectively by AES and its Affiliates is ten (10) percentage points or more than the then outstanding Voting Power represented by the Shares held collectively by SII and its Affiliates at such time (for example, AES holding Voting Power equal to 30% (or more than 30%) and Siemens holding Voting Power equal to 20%), (iii) if at any time, SII and AES, together with their respectively Affiliates, collectively no longer hold Shares representing more than fifty percent (50%) of the then outstanding Voting Power, (iv) if at any time, any Third Party together with its Affiliates, collectively holds Shares representing a higher percentage of the then outstanding Voting Power as compared to the then outstanding Voting Power represented by the Shares held by either (A) SII and its Affiliates, or (B) AES and its Affiliates, at such time. After the conclusion of the Lock-up Period, provided this Agreement is not earlier terminated pursuant to a Termination Event, Siemens is entitled to terminate the rights and licenses granted under this Agreement upon 90 day written notice to Licensee without having to present to Licensee the reasons for such termination.” 3. Effectiveness of this Second Amendment. Each of the Parties, by its signature below, does hereby give its written consent to the amendment of the Trademark License Agreement in accordance with this Second Amendment. This Second Amendment will become effective as of the day on which the Class A Common Stock of the Issuer is issued to the underwriters in the Issuer’s IPO (the “Effective Date”); provided, that if the Effective Date does not occur on or prior to December 31, 2021, this Second Amendment shall be deemed terminated as of such date and of no force or effect without further notice or action by the Parties, and the Trademark License Agreement shall remain in full force and effect without any amendment thereto. 4. No Other Amendments. Except as expressly modified by this Second Amendment, the Trademark License Agreement (as heretofore modified) shall remain unmodified and in full force and effect.

4 5. Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one (1) and the same Second Amendment. A signed copy of this Second Amendment delivered by facsimile or email will be deemed to have the same legal effect as delivery of an original signed copy of such Second Amendment. 6. Execution and Delivery. A .pdf, or other reproduction of this Second Amendment may be executed by one or more parties hereto and delivered by such Party by email or any similar electronic transmission device pursuant to which the signature of or on behalf of such Party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party hereto, all parties hereto agree to execute and deliver an original of this Second Amendment as well as any .pdf or other reproduction hereof. 7. Governing Law. This Second Amendment is exclusively governed by, and shall be exclusively construed in accordance with, the substantive laws of Germany with the exclusion of the Vienna Convention on the International Sale of Goods and without regard to any conflict of law rules that require the application of the laws of any other jurisdiction. This includes, without limitation, the legal concepts and terms contained in this Second Amendment, the English translation of which may not be identical with the original German terms in their respective legal understanding. Any possible current of future obligations between Parties which fall under the EC Regulations No. 864/2007 on the Law Applicable to Non-Contractual Obligation (“Rome II”) are governed by German Law, the United Nations Convention on Contracts for the International Sale of Goods and any conflict of law rules that require the application of the laws of any other jurisdiction being excluded. [Signature page follows]

Signature Page – Second Amendment to Trademark License Agreement IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the day and year first above written. Siemens Aktiengesellschaft By: Name: Dr. Volkmar Bonn Title: Authorized Officer By: Name: Carsten Johne Title: Senior IP Counsel Fluence Energy, LLC By: Name: Title: By: Fluence Energy, Inc. Its: Managing Member

Signature Page – Second Amendment to Trademark License Agreement IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the day and year first above written. Siemens Aktiengesellschaft By: Name: Title: By: Name: Title: Fluence Energy, LLC By: Fluence Energy, Inc., as managing member, By: Name: Francis A. Fuselier Title: General Counsel and Secretary